UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2026

Cantor Equity Partners III, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42716	98-1576549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CAEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on November 7, 2025, Cantor Equity Partners III, Inc., a Cayman Islands exempted company (“CAEP”), AIR Limited, a private limited company incorporated under the laws of Jersey (“AIR”), AIR Holdings Limited, a private limited company incorporated under the laws of Jersey (“Pubco”), Genesis Cayman Merger Sub Limited, a Cayman Islands exempted company, and Genesis Jersey Merger Sub Limited, a private limited company incorporated under the laws of Jersey, entered into a business combination agreement (the “Business Combination Agreement”) with respect to a business combination among CAEP, AIR and Pubco (the “Business Combination”).

Forward Purchase Agreement

On May 11, 2026, CAEP and Pubco entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Harraden Circle Investors, LP (“HCI”), (ii) Harraden Circle Special Opportunities, LP (“HCSO”), (iii) Harraden Circle Strategic Investments, LP (“HCSI”), (iv) Harraden Circle Concentrated, LP (“HCC”) (with HCI, HCSO, HCSI, HCC collectively, as “Seller”) for a prepaid share forward transaction. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller has agreed to purchase up to 5,000,000 Class A ordinary shares, par value $0.0001 per share, of CAEP (the “Shares”) in accordance with the terms and conditions therein. The Forward Purchase Agreement provides that the Seller will be prepaid an aggregate cash amount (the “Prepayment Amount”) equal to the (i) number of Shares, multiplied by (ii) the per-share redemption price at the closing of the Business Combination (the “Initial Price”). The Seller will be paid the Prepayment Amount directly from CAEP’s trust account on the earlier of (a) one (1) business day after the closing of the Business Combination and (b) the date any assets from the trust account are disbursed in connection with the Business Combination.

From time to time and on any business day on which Nasdaq and commercial banks in the City of New York are open for business (an “Exchange Business Day”) following the closing of the Business Combination (any such date, an “MET Date”), and subject to the terms and conditions therein, the Seller shall terminate the Transaction in whole or in part with respect to a number of Shares equal to or greater than 5,000 Shares that are sold by Seller on or prior to such MET Date by giving notice of such termination and the specified number of Shares (such quantity, the “Terminated Shares”); provided that, notwithstanding the foregoing, if at any time the number of Shares subject to the Forward Purchase Agreement is less than 5,000 Shares, any sale, transfer or other disposition of the number of Recycled Shares by Seller on any Exchange Business Day shall constitute a Mandatory Early Termination with respect to such Recycled Shares on such Exchange Business Day. Upon any sale of Recycled Shares equal to or greater than 5,000 Shares by Seller (or upon sale of any number of Shares if the number of Shares is less than 5,000 Shares at such time), (i) Seller shall provide same-day written notification to Pubco identifying the number of Recycled Shares sold and the price per Recycled Share at which such Recycled Shares were sold (the “Average Price”), and (ii) Pubco shall be entitled to an amount from Seller equal to (a) the Terminated Shares multiplied by (b) the sum of (x) the Initial Price and (y) if the Average Price is greater than $15, the Average Price minus $15, which amount Seller shall pay to Pubco within four settlement cycles following each MET Date. Seller may not sell any Recycled Shares below the minimum sales price or in excess of the volume limits set forth in the Forward Purchase Agreement.

The Forward Purchase Agreement maturity date will be the earlier of (a) 6 months after the closing of the Business Combination, or (b) ten Exchange Business Days following the date upon which Pubco, in its sole discretion, delivers written notice to Seller that Pubco is accelerating the maturity date; provided that such notice will not be effective until three months after the closing of the Business Combination. In addition, Pubco has the right, in its sole discretion, to extend the maturity up to two times by three months each time by delivering written notice to Seller at least ten Exchange Business Days in advance of the then-scheduled maturity date. At maturity, in exchange for the return of the number of remaining Shares under the Forward Purchase Agreement, the Seller shall retain an amount equal to (i) the number of Shares multiplied by (ii) the Initial Price.

The Seller also agreed to waive any redemption rights with respect to the Shares during the term of the Forward Purchase Agreement.

The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Lock-up Release

In connection with the closing of the Business Combination, CAEP, AIR and Pubco intend to enter into an agreement to waive the lock-up restrictions applicable for up to 1.5 million Class B ordinary shares, par value $0.0001 per share, of CAEP held by Cantor EP Holdings III, LLC in order to facilitate compliance with certain Nasdaq listing requirements.

Additional Information and Where to Find It

In connection with the Business Combination and the other transactions contemplated by the Business Combination Agreement and the ancillary documents thereto (the “Transactions”), Pubco filed with the United States Securities Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) which includes a preliminary proxy statement of CAEP and a prospectus (the “Proxy Statement/Prospectus”). The definitive proxy statement and other relevant documents have been mailed to shareholders of CAEP as of a record date established for the CAEP shareholder meeting for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. CAEP and/or Pubco have also filed other documents regarding the Transactions with the SEC. This Current Report on Form 8-K (this “Report”) does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CAEP AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CAEP’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CAEP, PUBCO, AIR AND THE TRANSACTIONS. Investors and security holders may obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by CAEP and Pubco, without charge on the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners III, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to AIR Limited, via email at investor@air.global, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

No Offer or Solicitation

This Report and the information contained herein are for informational purposes only and are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CAEP or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions involving Pubco, CAEP and AIR, including expectations, intentions, hopes, beliefs, prospects, financial results and plans regarding Pubco, AIR, CAEP and the Transactions, statements regarding the anticipated benefits and timing of the completion of the Transactions, entry into certain agreements subsequent to the entry into the Business Combination Agreement, the satisfaction of closing conditions to the Transactions, objectives of management for future operations of Pubco, pro forma ownership of Pubco, the upside potential and opportunity for investors, investor benefits, regulatory conditions, competitive position, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions and the level of redemptions of CAEP’s public shareholders, and Pubco’s and AIR’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CAEP’s securities; the risk that the Transactions may not be completed by CAEP’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of CAEP’s shareholders; failure to realize the anticipated benefits of the Transactions; the level of redemptions of CAEP’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the CAEP Class A Ordinary Shares or the Pubco Ordinary Shares; the lack of a third-party fairness opinion in determining whether or not to pursue the Transactions; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after closing of the Transactions; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business; risks related to increased competition in the industries in which Pubco will operate; risks that after consummation of the Transactions, Pubco experiences difficulties managing its growth and expanding operations; challenges in implementing Pubco’s business plan including due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco’s Ordinary Shares will be listed or by the SEC, which may impact Pubco’s ability to list Pubco’s Ordinary Shares and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Pubco, CAEP or others following announcement of the Transactions, and those risk factors discussed in documents that Pubco and/or CAEP filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, CAEP’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, and the Registration Statement filed by Pubco and AIR and the Proxy Statement/Prospectus contained therein, and other documents filed by CAEP and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of CAEP, AIR and Pubco presently know or that CAEP, AIR and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of CAEP, AIR and Pubco assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of CAEP, AIR and Pubco gives any assurance that any of CAEP, AIR or Pubco will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by CAEP, AIR or Pubco or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Forward Purchase Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026

CANTOR EQUITY PARTNERS III, INC.

By:	/s/ Jane Novak
Name:	Jane Novak
Title:	Chief Financial Officer